UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2014

GOLD AND GEMSTONE MINING INC.

 (Exact name of registrant as specified in its charter)

Nevada

 (State or other jurisdiction of incorporation)

000-54700

 (Commission File Number)

98-0642269

 (IRS Employer Identification No.)

4020 N MacArthur Blvd Suite 122, Irving, Texas 75038

 (Address of principal executive offices and Zip Code)

972-655-9870

 Registrant's telephone number, including area code

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The board of directors approved on May 28th 2014 the resolution to open a new subsidiary company: Gold and Gemstone Mining de Mexico, SA de CV, with offices in Culiacan, Sinaloa y Mexico DF, the company be focus on the San Jose property located in the State of Sinaloa Mexico, on a mature Gold exploration and production, also will participate with other institutions exploration of Rare Earth Metals on the North East area of Mexico.

The board of directors approved on May 28th 2014 the resolution for the creation of the 2014 Employee and Consultant Equity Compensation Plan and filing of the S-8 Registration Statement with the Securities & Exchange Commission. This resolution would be on the best Interest and strategy of the company to compensate certain consultants with S-8 shares of common stock for services rendered to the corporation.

ITEM 5.03  AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Certificate of Amendment to Articles of Incorporation the Board of Directors of Gold and Gemstone Mining, Inc., a Nevada corporation (the “Company”), authorized by unanimous written consent an increase in the authorized shares of the Company's Common shares to a total number authorized to issue is 2,000,000,000 (two billion), allocated as follows among these classes and series of stock:

Common Stock Class, par value $0.0001 per share - 1,998,000,000 shares authorized;

Preferred Stock Class, Series A, par value $0.0001 per share - 2,000,000 shares authorized.

The participating rights, relative rights, optional or other special rights, powers, designations, preferences, issuance rules, limitations, restrictions and qualifications for each of the classes of stock, shall be determined as approved by a majority of the duly-elected Directors of this corporation. The foregoing was also approved on April the 2nd, 2014 by the written consent of the holder of a majority of the Company’s outstanding shares of Common Stock and ratify by the board of directors on May 23, 2014.

On May 29, 2014, the Company filed a Certificate of Amendment with the Nevada Secretary of State to reflect the foregoing increase in authorized shares of Common Stock and the authorization of the foregoing Preferred Stock (the “Increase in Authorized”). The Increase in Authorized was effective with the Nevada Secretary of State on May 29, 2014 when the Certificate of Amendment was filed.

9.01 EXHIBITS.

NONE

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 28, 2014, the board of directors has approved and ratifies the resignation as CFO of Charmaine King; she resigned as CFO of the company on December 31st 2013. Eduardo Salinas will fill the vacancy created by Mrs. King’s resignation. Mr. Salinas is Vice President of Grupo INGO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD AND GEMSTONE MINING INC.

/s/ Rafael A. Pinedo

Rafael A. Pinedo

President and Director

Date: May 29th, 2014

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